Subsequent events	12 Months Ended
Mar. 31, 2015
Subsequent Events [Abstract]
Subsequent events
20	Subsequent events

On July 9, 2015, the Company issued options to certain directors and non-employee directors of the Company to purchase an aggregate of 850,000 shares of common stock of the Company at an exercise price of $1.50. The options for 425,000 shares will expire on March 31, 2020, and options for 425,000 shares will expire on March 31, 2025. The exercise prices of these options were equal to the fair market value at the time of grant. No such options have been exercised through the date of this report.

On July 10, 2015, the Company entered into an agreement with a third party to sell part of the Company’s land use right in Xinxing, PRC for approximately $866,000. The area of this piece of land is approximately 18% of the total land area of our Xinxing manufacturing facility. The selling price is approximately 86% more than our initial purchase price, and the resulting gain will be determined upon final measurement by the local Land Department and the taxation charges by the local tax authorities. This piece of land includes part of the land use rights currently arranged as securities to a bank for the banking facilities arrangement. The Company is working with the bank in order to release part of the land use right to the buyer.